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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): July 31, 2006


                         MORGAN STANLEY CAPITAL I INC.
                         -----------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                     333-130684               13-3291626
 ----------------------------    ------------------------    -------------------
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)

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         1585 Broadway, 2nd Floor, New York, New York                10036
           (Address of Principal Executive Offices)                (Zip Code)



                                (212) 761-4700
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b)

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

         On July 31, 2006, Morgan Stanley Capital I, Inc., (the "Company") caused the issuance, pursuant to a pooling and servicing agreement, dated as of July 1, 2006 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and a custodian of Morgan Stanley Mortgage Loan Trust 2006-11 (the "MSM 2006-11 Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2006-11 (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1. Certain classes of the Certificates, designated as Class 1-A-1, Class 1-A-2, Class 1-A-3, Class 1-A-4, Class 1-A-5, Class 1-A-6, Class 2-A, Class 2-A-P, Class 3-A, Class 3-A-P, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-4, Class 4-A-5, Class 4-A-6, Class 4-A-7, Class 4-A-8, Class B-1, Class B-2, Class B-3, Class I-M-1, Class I-M-2, Class I-M-3, Class I-M-4, Class I-M-5, Class I-M-6, Class I-B-1, Class I-B-2, Class I-B-3 and Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130684). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of July 26, 2006 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The Underwriting Agreement is annexed hereto as Exhibit 99.2. The remaining classes of the Certificates, designated as Class OC, Class B-4, Class B-5, Class B-6, Class P-1 and Class P-2 Certificates (collectively the "Privately Offerred Certificates") were sold to the Underwriter pursuant to a certificate purchase agreement dated as of July 31, 2006 (the "Certificate Purchase Agreement").

         Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of July 1, 2006 (the "MSMCI Mortgage Loan Purchase Agreement"). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as Exhibit 99.3a.

          On July 31, 2006, a tax opinion was issued by Sidley Austin LLP (the "Tax Opinion") regarding certain tax matters. The Tax Opinion is annexed hereto as Exhibit 99.3b.

         Certain of the mortgage loans are held by Deutsche Bank Trust Company Americas as custodian pursuant to a custodial agreement dated as of July 1, 2006 (the "DB Custodial Agreement"). The DB Custodial Agreement is annexed hereto as Exhibit 99.4.

         Certain of the mortgage loans are held by J.P. Morgan Trust Company, National Association as custodian pursuant to a custodial agreement dated as of July 1, 2006 (the "JPM Custodial Agreement"). The JPM Custodial Agreement is annexed hereto as Exhibit 99.5.

         Certain of the mortgage loans are held by Wells Fargo Bank, National Association as custodian pursuant to a custodial agreement dated as of July 1, 2006 (the "Wells Fargo Custodial Agreement"). The Wells Fargo Custodial Agreement is annexed hereto as Exhibit 99.6.

         Certain of the mortgage loans were acquired by MSMCI from Morgan Stanley Credit Corporation ("MSCC") as seller pursuant to a mortgage loan purchase agreement dated as of November 1, 2005 (the "MSCC Purchase Agreement") and a servicing agreement dated as of

February 1, 2004 (the "MSCC Servicing Agreement"), each amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, MSCC and the Trustee (the "MSCC Assignment Agreement"). The MSCC Assignment Agreement is annexed hereto as Exhibit 99.7a, the MSCC Purchase Agreement is annexed hereto as Exhibit 99.7b and the the MSCC Servicing Agreement is annexed hereto as Exhibit 99.7c.

         Certain of the mortgage loans were acquired from American Home Mortgage Corp. ("American Home") pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "American Home Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, American Home and the Trustee (the "American Home Assignment Agreement"). The American Home Assignment Agreement is annexed hereto as Exhibit 99.8a and the American Home Purchase Agreement is annexed hereto as Exhibit 99.8b.

         Certain of the mortgage loans were acquired from GreenPoint Mortgage Funding, Inc. ("GreenPoint") pursuant to a mortgage loan sale and servicing agreement dated as of June 1, 2006 (the "GreenPoint Sale and Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, GreenPoint, the Master Servicer and the Trustee (the "GreenPoint Servicing-Retained Assignment Agreement"). The GreenPoint Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.9a and the GreenPoint Sale and Servicing Agreement is annexed hereto as Exhibit 99.9b.

         Certain of the mortgage loans were acquired from MortgageIT, Inc. ("MortgageIT") pursuant to a mortgage loan purchase agreement dated as of March 1, 2006 (the "MortgageIT Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, MortgageIT and the Trustee (the "MortgageIT Assignment Agreement"). The MortgageIT Assignment Agreement is annexed hereto as Exhibit 99.10a and the MortgageIT Purchase Agreement is annexed hereto as
Exhibit 99.10b.

         Certain of the mortgage loans were acquired from PHH Mortgage Corporation ("PHH") pursuant to a mortgage loan purchase agreement dated as of January 1, 2006 (the "PHH Sale and Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, PHH, the Master Servicer and the Trustee (the "PHH Assignment Agreement"). The PHH Assignment Agreement is annexed hereto as
Exhibit 99.11a and the PHH Sale and Servicing Agreement is annexed hereto as
Exhibit 99.11b.

         Certain of the mortgage loans were acquired from Quicken Loans, Inc. ("Quicken") pursuant to a mortgage loan purchase agreement dated as of June 1, 2006 (the "Quicken Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, Quicken and the Trustee (the "Quicken Assignment Agreement"). The Quicken Assignment Agreement is annexed hereto as Exhibit 99.12a and the Quicken Purchase Agreement is annexed hereto as Exhibit 99.12b.

         Certain of the mortgage loans were acquired from Sovereign Bank ("Sovereign") pursuant to a mortgage loan purchase agreement dated as of June 1, 2006 (the "Sovereign Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, Sovereign and the Trustee (the "Sovereign Assignment Agreement"). The Sovereign Assignment Agreement is annexed hereto as Exhibit 99.13a and the Sovereign Purchase Agreement is annexed hereto as Exhibit 99.13b.

          Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage Corporation ("GMACM") pursuant to a servicing agreement dated January 1, 2006 (the "GMACM Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the "GMACM Assignment Agreement"). The GMACM Assignment Agreement is annexed hereto as Exhibit 99.14a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.14b. On October 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Wells Fargo Bank, National Association ("WF Servicer"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of December 1, 2005, between the Sponsor and WF Servicer (the "WF Servicer Purchase Agreement"), as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of October 1, 2006, among the Registrant, MSMCI, WF Servicer, the Master Servicer and the Trustee (the "Omnibus Assignment Agreement"). The WF Servicer Purchase Agreement is annexed hereto as Exhibit 99.14c. The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.14d.

         Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by Wells Fargo Bank, National Association ("WF Servicer") pursuant to a servicing agreement dated April 1, 2006 (the "WF Servicer Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of July 1, 2006 among the Registrant, MSMCI, WF Servicer, the Master Servicer and the Trustee (the "WF Servicer Assignment Agreement"). The WF Servicer Assignment Agreement is annexed hereto as Exhibit 99.15a, and the WF Servicer Servicing Agreement is annexed hereto as Exhibit 99.15b.

         Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c) Exhibits:                                                           Page:
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Exhibit 99.1    Pooling and Servicing Agreement, dated as of July 1,
                2006, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and a custodian.

Exhibit 99.2 Underwriting Agreement, dated as of July 26, 2006, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.3a MSMCI Mortgage Loan and Purchase Agreement, dated as of July 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Capital I, Inc.

Exhibit 99.3b   Tax Opinion, dated July 31, 2006, issued by Sidley Austin LLP.

Exhibit 99.4 DB Custodial Agreement, dated as of July 1, 2006, among Morgan Stanley Mortgage Capital Inc., GMAC Mortgage Corporation, as a servicer, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as custodian.

Exhibit 99.5 JPM Custodial Agreement, dated as of July 1, 2006, among Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage Funding, Inc., as a seller and servicer, PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation), as a seller and servicer, Bishop's Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as a seller, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and J.P. Morgan Trust Company, National Association, as custodian.

Exhibit 99.6    Wells Fargo Custodial Agreement, dated as of July 1,
                2006, among Morgan Stanley Mortgage Capital Inc., Morgan Stanley Credit Corporation, as a seller and a servicer, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as custodian.

Exhibit 99.7a MSCC Assignment Agreement, dated as of July 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Morgan Stanley Credit Corporation and LaSalle Bank National Association, as trustee.

Exhibit 99.7b MSCC Purchase Agreement, dated as of November 1, 2005, between Morgan Stanley Mortgage Capital Inc. and
                Morgan Stanley Credit Corporation.

Exhibit 99.7c MSCC Servicing Agreement, dated as of February 1, 2004, between Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit Corporation.

Exhibit 99.8a   American Home Assignment Agreement, dated as of
                July 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp. and LaSalle Bank National Association, as trustee.

Exhibit 99.8b   American Home Purchase Agreement, dated as of
                December 1, 2005, between Morgan Stanley Mortgage
                Capital Inc. and American Home Mortgage Corp.

Exhibit 99.9a   GreenPoint Assignment Agreement, dated as of July 1,
                2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GreenPoint

                Mortgage Funding, Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.9b GreenPoint Sale and Servicing Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.10a MortgageIT Assignment Agreement, dated as of July 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., MortgageIT, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.10b MortgageIT Purchase Agreement, dated as of March 1, 2006, between Morgan Stanley Mortgage Capital Inc. and
                MortgageIT, Inc.

Exhibit 99.11a PHH Assignment Agreement, dated as of July 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., PHH Mortgage Corporation, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.11b PHH Sale and Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and PHH Mortgage Corporation.

Exhibit 99.12a Quicken Assignment Agreement, dated as of July 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Quicken Loans, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.12b Quicken Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Quicken Loans, Inc.

Exhibit 99.13a  Sovereign Assignment Agreement, dated as of July 1,
                2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Sovereign Bank and LaSalle Bank National Association, as trustee.

Exhibit 99.13b Sovereign Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Sovereign Bank.

Exhibit 99.14a GMACM Assignment Agreement, dated as of July 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage Corporation, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.14b  GMACM Servicing Agreement, dated as of January 1,
                2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

Exhibit 99.14c WF Servicer Purchase Agreement, dated as of December 1, 2005 among Morgan Stanley Capital I Inc., Morgan Stanley
                Mortgage Capital Inc., Wells Fargo Bank, National
                Association, as servicer, LaSalle Bank National
                Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.14d Omnibus Assignment Agreement, dated as of October 1, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.


Exhibit 99.15a WF Servicer Assignment Agreement, dated as of July 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank,

                National Association, as servicer, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.15b WF Servicer Servicing Agreement, dated as of April 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Wells Fargo Bank, National Association.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  January 24, 2007


                                    MORGAN STANLEY CAPITAL I INC.






                                      By:  /s/ Valerie Kay
                                        -------------------------------------
                                          Name:   Valerie Kay
                                          Title:  Vice President

                                 Exhibit Index
                                 -------------

Exhibit Index
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

Item 601(a) of                                      Description                            Paper (P) or Electronic (E)
---------------                                     -----------                            ---------------------------
Regulation S-K
--------------
         99.1             Pooling and Servicing Agreement, dated as of July 1, 2006,                       E
                          among Morgan Stanley Capital I, Inc., as depositor, Wells
                          Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National
                          Association, as trustee and a custodian.

          99.2            Underwriting Agreement, dated as of July 26, 2006, among                         E
                          Morgan Stanley & Co. Incorporated and Morgan Stanley Capital
                          I, Inc.

          99.3a           MSMCI Mortgage Loan and Purchase Agreement, dated as of July                     E
                          1, 2006, among Morgan Stanley Mortgage Capital Inc. and Morgan
                          Stanley Capital I, Inc.

          99.3b           Tax Opinion, dated July 31, 2006, issued by Sidley Austin LLP.

          99.4            DB Custodial  Agreement, dated as of July 1, 2006, among                         E
                          Morgan Stanley Mortgage Capital Inc., GMAC Mortgage
                          Corporation, as a servicer, Wells Fargo Bank, National
                          Association, as master servicer and as securities
                          administrator, LaSalle Bank National Association, as trustee, and Deutsche Bank Trust Company Americas, as custodian.

          99.5            JPM Custodial  Agreement, dated as of July 1, 2006, among                        E
                          Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage
                          Funding, Inc., as a seller and servicer, PHH Mortgage
                          Corporation (formerly known as Cendant Mortgage Corporation), as a seller and servicer, Bishop's Gate Residential Mortgage
                          Trust (formerly known as Cendant Residential Mortgage Trust), as a seller, Wells Fargo Bank, National Association, as master servicer and as securities administrator, LaSalle Bank
                          National Association, as trustee, and J.P. Morgan Trust
                          Company, National Association, as custodian.

          99.6            Wells Fargo Custodial  Agreement, dated as of July 1, 2006,                      E
                          among Morgan Stanley Mortgage Capital Inc., Morgan Stanley
                          Credit Corporation, as a seller and a servicer, Wells Fargo
                          Bank, National Association, as master servicer and as
                          securities administrator, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as custodian.




         99.7a            MSCC Assignment Agreement, dated as of July 1, 2006, between                     E
                          Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                          Inc., Morgan Stanley Credit Corporation and LaSalle Bank
                          National Association, as trustee.

         99.7b            MSCC Purchase Agreement, dated as of November 1, 2005, between                   E
                          Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Credit
                          Corporation.

         99.8a            American Home Assignment Agreement, dated as of July 1, 2006,                    E
                          between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., American Home Mortgage Corp. and LaSalle Bank
                          National Association, as trustee.

         99.8b            American Home Purchase Agreement, dated as of December 1,                        E
                          2005, between Morgan Stanley Mortgage Capital Inc. and
                          American Home Mortgage Corp.

         99.9a            GreenPoint Assignment Agreement, dated as of July 1, 2006,                       E
                          between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., GreenPoint Mortgage Funding, Inc., Wells Fargo
                          Bank, National Association, as master servicer and as
                          securities administrator, and LaSalle Bank National
                          Association, as trustee.

         99.9b            GreenPoint Sale and Servicing Agreement, dated as of June 1,                     E

                          2006, between Morgan Stanley Mortgage Capital Inc. and
                          GreenPoint Mortgage Funding, Inc.

         99.10a           MortgageIT Assignment Agreement, dated as of July 1, 2006,                       E
                          between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., MortgageIT, Inc. and LaSalle Bank National
                          Association, as trustee.

         99.10b           MortgageIT Purchase Agreement, dated as of March 1, 2006,                        E
                          between Morgan Stanley Mortgage Capital Inc. and MortgageIT,
                          Inc.

         99.11a           PHH Assignment Agreement, dated as of July 1, 2006, between                      E
                          Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                          Inc., PHH Mortgage Corporation, Wells Fargo Bank, National
                          Association, as master servicer and as securities
                          administrator, and LaSalle Bank National Association, as
                          trustee.

         99.11b           PHH Sale and Servicing Agreement, dated as of January 1, 2006,                   E
                          between Morgan Stanley Mortgage Capital Inc. and PHH Mortgage
                          Corporation.

         99.12a           Quicken Assignment Agreement, dated as of July 1,                                E






                          2006, among Morgan Stanley Capital I Inc., Morgan Stanley
                          Mortgage Capital Inc., Quicken Loans, Inc. and LaSalle
                          Bank National Association, as trustee.

         99.12b           Quicken Purchase Agreement, dated as of June 1, 2006, between                    E
                          Morgan Stanley Mortgage Capital Inc. and Quicken Loans, Inc.

         99.13a           Sovereign Assignment Agreement, dated as of July 1, 2006,                        E
                          among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., Sovereign Bank and LaSalle Bank National
                          Association, as trustee.

         99.13b           Sovereign Purchase Agreement, dated as of June 1, 2006,                          E
                          between Morgan Stanley Mortgage Capital Inc. and Sovereign
                          Bank.

         99.14a           GMACM Assignment Agreement, dated as of July 1, 2006, among                      E
                          Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital
                          Inc., GMAC Mortgage Corporation, LaSalle Bank National
                          Association, as trustee, and Wells Fargo Bank, National
                          Association, as master servicer.

         99.14b           GMACM Servicing Agreement, dated as of January 1, 2006,                          E
                          between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage
                          Corporation.

         99.14c           WF Servicer Purchase Agreement, dated as of December 1, 2005 among
                          Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc.,
                          Wells Fargo Bank, National Association, as servicer, LaSalle Bank
                          National Association, as trustee and Wells Fargo Bank, National
                          Association, as master servicer.

         99.14d           Omnibus Assignment Agreement, dated as of October 1, 2006 among Morgan
                          Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo
                          Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

         99.15a           WF Servicer Assignment Agreement, dated as of July 1, 2006,                      E
                          among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., Wells Fargo Bank, National Association, as
                          servicer, LaSalle Bank National Association, as trustee, and
                          Wells Fargo Bank, National Association, as master servicer.

         99.15b           WF Servicer Servicing Agreement, dated as of April 1, 2006,                      E
                          between Morgan Stanley Mortgage Capital Inc. and Wells Fargo
                          Bank, National Association.
